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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549





                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report:  April 23, 1998
                        (Date of earliest event reported)


                               GUITAR CENTER, INC.
             (exact name of registrant as specified in its charter)


          DELAWARE              COMMISSION FILE:              95-4600862
      (State or other              000-22207               (I.R.S. Employer
        jurisdiction                                     Identification No.)
    of incorporation or
       organization)




                               5155 CLARETON DRIVE
                           AGOURA HILLS, CALIFORNIA
          (Address of Principal executive offices, including zip code)



                                 (818) 735-8800
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

          On April 23, 1998, Guitar Center, Inc. disseminated a press release, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

                                    *  *  *  *  *


                                          2

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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.


EXHIBIT
 NO.                               DESCRIPTION
-------                            -----------

99.1                  Press Release dated April 23, 1998


                                          3


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                                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                        GUITAR CENTER, INC.



Date:  April 23, 1998                   By   /s/ BRUCE ROSS
                                            ------------------------------------
                                             NAME:     Bruce Ross
                                             TITLE:    Executive Vice President
                                                       and Chief Financial
                                                       Officer


                                          4

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                                   EXHIBIT INDEX

                                                             SEQUENTIALLY
 EXHIBIT                                                       NUMBERED
   NO.                     DESCRIPTION                           PAGE
 -------                   -----------                       ------------

   99.1                    Press Release dated
                           April 23, 1998


                                         11-1